EXHIBIT 10.4

PHENOMIX CORPORATION

FOURTH AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of February 28, 2007, by and among Phenomix Corporation, a Delaware corporation (the “Company”), Comerica Bank (“Comerica”), and the other persons listed on the attached Exhibit A to this Agreement (collectively with Comerica, the “Investors”).

RECITALS

A. The Company and certain Investors are parties to that certain Amended and Restated Registration Rights Agreement dated as of April 14, 2005 (the “Prior Agreement”), which Prior Agreement may be amended by the Company and by persons holding at least 70% of the then outstanding Registrable Securities as defined in Section 1 of the Prior Agreement (calculated on an as-converted basis).

B. The Company and the Investors desire to enter into this Agreement in order to amend, restate and replace all rights and obligations under the Prior Agreement.

C. The Company and certain of the Investors have entered into a Series C Preferred Stock Purchase Agreement dated as of February 28, 2007 (the “Series C Purchase Agreement”) for sale by the Company and purchase by certain Investors of the Company’s Series C Preferred Stock and warrants to purchase up to 661,058 shares of Series C Preferred Stock (the “Series C Warrants”).

D. In order to induce the Company to enter into the Series C Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Series C Purchase Agreement, the Investors holding the requisite percentage of the Registrable Securities and the Company hereby agree that this Agreement shall provide for certain registration rights of the Investors.

THE PARTIES AGREE AS FOLLOWS:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3 “Form S-3” shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

1.4 “Holder” shall mean any holder of outstanding Registrable Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by Section 10; provided, however, that a holder of Excluded Shares (as defined below) shall not be a Holder with respect to such Excluded Shares for purposes of Section 2.1 of this Agreement.

1.5 “Initiating Holders” shall mean Holders who in the aggregate hold at least 70% of the Registrable Securities.

1.6 “Material Adverse Event” shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in determining a “Material Adverse Event”: (a) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and (b) any adverse change, event or effect that is directly attributable to conditions affecting the Company’s industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner.

1.7 “Preferred Stock” shall mean the Series A4 Preferred Stock, Series A5 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

1.8 “Qualified IPO” shall mean the closing of a firm commitment underwritten public offering pursuant to an effective Registration Statement covering the offer and sale of Common Stock for the account of the Company to the public with aggregate proceeds to the Company in excess of $50,000,000 (before deduction for underwriters commissions and expenses) in which the valuation of the Company immediately prior to the closing of such offering is at least $200 million.

1.9 The terms “Register”, “Registered”, and “Registration” refer to a registration effected by preparing and filing a registration statement on Form S-1, S-2 or S-3 in compliance with the Securities Act of 1933, as amended (“Registration Statement”), and the declaration or ordering of the effectiveness of such Registration Statement.

1.10 “Registrable Securities” shall mean (a) Common Stock of the Company issuable or issued upon conversion or exercise of any of the Preferred Stock, (b) Common Stock of the Company issued upon conversion of shares of the Company’s Series A1 Preferred Stock, Series A2 Preferred Stock and Series A3 Preferred Stock, (c) Common Stock issuable or issued upon exercise of the Warrants (the “Warrant Shares”), (d) any securities of the Company granted registration rights pursuant to Section 9 of this Agreement and (e) any Common Stock of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced above. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 or sold in a transaction in which the transferor’s rights under this Agreement are not assigned in accordance with Section 10 hereof.

1.11 “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

1.12 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.13 “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

1.14 “Warrants” shall mean (i) that certain Warrant to Purchase Stock issued by the Company to Comerica, with an Issue Date (as defined therein) as of December 23, 2004, (ii) that certain Warrant to Purchase Shares of Series A2 Preferred Stock issued by the Company to GATX Ventures, Inc., with a Date of Grant (as defined therein) as of March 28, 2003 and (iii) the Series C Warrants.

2. Demand Registration.

2.1 Request for Registration on Form Other Than Form S-3. Subject to the terms of this Agreement, in the event that the Company shall receive from the Initiating Holders at any time after the earlier of (a) three (3) years after the date of this Agreement or (b) 180 days after the closing of the Company’s initial public offering of shares of Common Stock under a Registration Statement, a written request that the Company effect any Registration on a form other than Form S-3 with respect to an offering the reasonably anticipated aggregate offering price to the public of which, before deduction of Selling Expenses, would not be less than $20,000,000, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.1 after the Company has effected three (3) such Registrations pursuant to this Section 2.1 and such Registrations have been declared effective. Notwithstanding anything in this Agreement to the contrary, the Warrant Shares issuable upon the exercise of the Warrants described in clauses (i) and (ii) of Section 1.14, and any shares described in clause (e) of Section 1.10 that are issued in respect of such Warrant Shares (collectively referred to as the “Excluded Shares”), shall not be Registrable Securities for purposes of this Section 2.1.

2.2 Request for Registration on Form S-3. If a Holder or Holders of the outstanding Registrable Securities request that the Company file a Registration Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, before deduction of Selling Expenses, would not be less than $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to effect Registration of the Registrable Securities on such form. The substantive provisions of Section 2.5 shall be applicable to each Registration initiated under this Section 2.2. If a request complying with the requirements of Section 2.2 is delivered to the Company, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company.

2.3 Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 2:

(a) if the Company, within thirty days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission for a Qualified IPO within 90 days of receipt of such request; or

(b) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company’s obligation to use all reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration; provided, however, that the Company shall not exercise the right contained in this paragraph (b) more than once in any 12 month period.

2.4 Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Initiating Holders with respect to a request for Registration pursuant to Section 2.1 or the Holder or Holders requesting Registration pursuant to Section 2.2 may, subject to the provisions of Section 2.5, include securities of the Company other than Registrable Securities.

2.5 Underwriting in Demand Registration.

(a) Notice of Underwriting. If the Initiating Holders with respect to a request for Registration pursuant to Section 2.1 or the Holder or Holders requesting Registration pursuant to Section 2.2 intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Section 2.1 or 2.2, as the case may be. The right of any Holder to Registration pursuant to Section 2 shall be conditioned upon such Holder’s agreement to participate in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting.

(b) Inclusion of Other Holders in Demand Registration. If the Company, officers or directors of the Company holding Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in a Registration pursuant to Section 2.1, the majority in interest of the Initiating Holders, to the extent they deem advisable and consistent with the goals of such Registration, may, in their sole discretion, on behalf of all Holders, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 2. If, however, the number of shares so included exceeds the number of shares of Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 3 hereof rather than Section 2, and it shall not count as a Registration for purposes of Section 2.1 hereof.

(c) Selection of Underwriter in Demand Registration. If the Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative (“Underwriter’s Representative”) of the underwriter or underwriters selected for such underwriting by the Company. The underwriter or underwriters shall be reasonably acceptable to (a) a majority in interest of the Initiating Holders in the case of a registration requested pursuant to Section 2.1 or (b) a majority in interest of the Holder or Holders who request registration pursuant to Section 2.2.

(d) Marketing Limitation in Demand Registration. If the Underwriter’s Representative advises the Initiating Holders in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then the number of shares that may be included in the underwriting shall be allocated, (i) first, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders; (ii) second, to the Company; and, (iii) third, to the officers and directors (holding securities other than Registrable Securities), and holders of securities other than Registrable Securities on a pro rata basis. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.5(d) shall be included in such Registration Statement.

(e) Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter’s Representative and the Initiating Holders delivered at least seven (7) days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

3. Piggyback Registration.

3.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, if the Company decides to Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights other than pursuant to Sections 2.1 or 2.2) on a form that would be suitable for a registration involving solely Registrable Securities, the Company will: (a) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (b) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 10 days after delivery of such written notice from the Company.

3.2 Underwriting in Piggyback Registration.

(a) Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder’s Registrable Securities in such underwriting to the extent provided in this Section 3. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter’s Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 3.

(b) Marketing Limitation in Piggyback Registration. If the Underwriter’s Representative advises the Holders seeking registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 3.2(c)) may:

(i) in the case of the Company’s initial Registered public offering, exclude some or all Registrable Securities from such registration and underwriting; and

(ii) in the case of any Registered public offering subsequent to the initial public offering, limit the number of shares of Registrable Securities to be included in such Registration and underwriting to not less than 25% of the securities included in such Registration.

(c) Allocation of Shares in Piggyback Registration. If the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 3.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 3.2(b)) in the following manner: (i) first, to the Company; (ii) second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders; and (iii) third, to the officers and directors (holding securities other than Registrable Securities), and holders of securities other than Registrable Securities on a pro rata basis. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.2(c) shall be included in the Registration Statement.

(d) Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter’s Representative delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

4. Expenses of Registration. All Registration Expenses incurred in connection with all Registrations pursuant to Section 2.1, Section 2.2 and Section 3 shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Registration pursuant to Section 2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a Material Adverse Event not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

5. Termination of Registration Rights. The rights to cause the Company to Register securities granted under Sections 2 and 3 of this Agreement and to receive notices pursuant to Section 3 of this Agreement shall terminate, with respect to each Holder, on the earlier of (a) the date five (5) years after the closing date of the Company’s initial public offering of securities pursuant to a Registration Statement, and (b) the date all of the Registrable Securities held by such Holder and its affiliates may be sold under Rule 144 of the Securities Act within any three (3) month period without volume limitations, without reliance on Rule 144(k) thereunder.

6. Registration Procedures and Obligations. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days.

(b) Prepare and file as expeditiously as reasonably practicable and in any event within 90 days with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration.

(h) Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters (with a copy provided to each holder of Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with a copy provided to each holder of Registrable Securities).

(i) List the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed, or such securities exchange as shall be selected by the Company.

(j) Notify each seller of Registrable Securities under such Registration Statement of (i) the effectiveness of such Registration Statement, (ii) the filing of any post-effective amendments to such Registration Statement, or (iii) the filing of a supplement to such Registration Statement.

(k) Make available for inspection upon reasonable notice during the Company’s regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

7. Information Furnished by Holder. It shall be a condition precedent of the Company’s obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request and shall be as reasonably required in connection with any Registration.

8. Indemnification.

8.1 Company’s Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, “Damages”) to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that (a) the indemnity contained in this Section 8.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); (b) the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be specifically for use in connection with the offering of securities of the Company; and (c) the indemnity contained in this Section 8.1 is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in a preliminary prospectus on file with the Commission at the time the Registration Statement becomes effective or the amended prospectus is filed with the Commission pursuant to Rule 424(b) (the “Final Prospectus”), such indemnity shall not inure to the benefit of any underwriter, or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the claim, loss, damage, liability or action at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

8.2 Holder’s Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 8.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder’s liability under this Section 8.2 shall not exceed such Holder’s net proceeds from the offering of securities made in connection with such Registration.

8.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 8, then the indemnified party shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 8.

8.4 Contribution. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

8.5 Conflicts. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. Notwithstanding the foregoing, Holders shall not be obligated to enter into any underwriting agreement in connection with the exercise of Holders’ rights hereunder which includes terms and conditions related to the Company’s or Holders’ indemnification or contribution materially less favorable to Holders than those set forth in this Agreement.

8.6 Survival of Obligations. The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise.

9. Limitations on Registration Rights Granted to Other Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights, except that, with the consent of the Holders of at least 70% of the Registrable Securities then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered an Investor for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Exhibit A hereto.

10. Transfer of Rights. The right to cause the Company to Register securities granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least 250,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that (a) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, (b) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company, and (c) such transferee or assignee must agree to be bound by the terms and conditions of this Agreement. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, (i) any Holder that is a partnership, limited liability company or corporation may transfer such Holder’s Registration rights to (A) entities affiliated directly or indirectly with such partnership or its manager, limited liability company or corporation, (B) any partner (or retired partner or incoming partner), member (or retired member) or stockholder of such partnership, limited liability company or corporation, (C) the spouse, siblings, lineal descendants or ancestors of any such partner (or retired partner), member (or retired member) or stockholder, (D) the estate of any such partner (or retired partner), member (or retired member) or stockholder and (E) any custodian or trustee for the benefit of any such partner (or retired partner), member (or retired member) or stockholder or the spouse, siblings, lineal descendants or ancestors of any such partner (or retired partner), member (or retired member) or stockholder, as the case may be, (ii) any Holder that holds shares in its capacity as trustee, manager or custodian of a trust may transfer such Holder’s Registration rights to a replacement trustee, manager or custodian of the relevant trust, in each case, without restriction as to the number or percentage of shares acquired by any such transferee and (iii) Nomura Phase4 Ventures LP and its affiliated funds may transfer its Registration rights to any other investment fund managed by the same manager or adviser as Nomura Phase4 Ventures LP or to any partner, participant in or manager of or adviser to Nomura Phase4 Ventures LP or such investment fund.

11. Market Stand-off. Each Holder hereby agrees that, if so requested by the Company and the Underwriter’s Representative (if any) in connection with the Company’s initial public offering, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Holder immediately prior to the effective date of a Registration Statement of the Company filed under the Securities Act without the prior written consent of the Company and the Underwriter’s Representative for such period of time (not to exceed 180 days) following the effective date of such Registration Statement as may be requested by the Underwriter’s Representative. The obligations of Holders under this Section 11 shall be conditioned upon similar agreements being in effect with each other stockholder who is an officer, director, or 1% or greater stockholder of the Company. Any discretionary waiver or termination of the restrictions of such agreements (including this Agreement) by the Company or Underwriter’s Representative shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by each subject to such agreements.

12. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;

(b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the Company), the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

13. Miscellaneous.

13.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any conflicts of law provisions that would require the application of the laws of any other jurisdiction.

13.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.3 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

13.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (b) if to an Investor, at such Investor’s address as set forth on Exhibit A, or at such other address as the Company or such Investor may designate by 10 days’ advance written notice to the other parties hereto.

13.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by the Company and by persons holding at least 70% of the then outstanding Registrable Securities as defined in Section 1 of this Agreement (calculated on an as-converted basis).

13.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.7 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract among the Company and the Investors relative to the subject matter hereof. Any previous and contemporaneous agreement between the Company and any Investor concerning Registration rights is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.

13.8 Prior Agreement Superseded. Pursuant to Section 13.5 of the Prior Agreement, the undersigned parties who are parties to the Prior Agreement hereby amend and restate the Prior Agreement to read in its entirety as set forth in this Agreement, all with the intent and effect that the Prior Agreement shall hereby be terminated and entirely replaced and superseded by this Agreement.

13.9 Australian Bioscience Trust. All parties acknowledge and agree that:

(a) Perpetual Corporate Trust Ltd. (the “Trustee”) has entered into this Agreement only in its capacity as trustee of the Australian Bioscience Trust (the “Trust”) and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee’s liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(b) The parties, other than the Trustee, may not sue the Trustee in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to property of the Trust), a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to property of the Trust).

(c) The provisions of this Section 13.9 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Trust Deed establishing the Trust or by operation of law there is a reduction in the extent of the Trustee’s indemnification out of the assets of the Trust, as a result of the Trustee’s fraud, negligence or breach of trust.

(d) It is acknowledged that GBS Venture Partners Limited as the manager of the Trust is responsible under the Trust Deed establishing the Trust for performing a variety of obligations relating to the Trust, including under this Agreement. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under the Transactional Agreements (as defined in the Series C Purchase

Agreement)) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of this Section 13.9 to the extent to which the act or omission was caused or contributed to by any failure by the manager or any other person to fulfill its obligations relating to the Trust or by any other act or omission of the manager or any other person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amended and Restated Registration Rights Agreement as of the day and year first above written.

Company:	PHENOMIX CORPORATION
a Delaware corporation

	By:	/s/ Laura K. Shawver
Laura K. Shawver, Ph.D., President

	Address:	5871 Oberlin Drive Suite 200 San Diego, CA 92121-3702

SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

Investor

Name and Address

Nomura Phase4 Ventures L.P.

Nomura House

1 St Martins-le-Grant

London, U.K.

EC1A 4NP

Pinnacle Ventures II-A, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-B, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-C, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

Pinnacle Ventures II-R, L.P.

130 Lytton Avenue, Suite 220

Palo Alto, CA 94301

J.P. Morgan Partners (BHCA), L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors, L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors (Cayman), L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors A, L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors (CAYMAN) II, L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors (SELLDOWN), L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

J.P. Morgan Partners Global Investors (SELLDOWN) II, L.P.

50 California Street, Suite 2940

San Francisco, CA 94111

Delphi Ventures VI, L.P.

3000 Sand Hill Road

Building 1, Suite 135

Menlo Park, CA 94025

Delphi Bioinvestments VI, L.P.

3000 Sand Hill Road

Building 1, Suite 135

Menlo Park, CA 94025

Investor

Name and Address

Baker Bros. Investments, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

Baker Bros. Investments II, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

Baker/Tisch Investments, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

Baker Biotech Fund I, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

Baker Brothers Life Sciences, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

14159, L.P.

667 Madison Avenue, 17th Floor

New York, NY 10021

Sofinnova Venture Partners V, L.P.

140 Geary Street, 10th Floor

San Francisco, CA 94108

Attn: James I. Healy

Sofinnova Venture Affiliates V, L.P.

140 Geary Street, 10th Floor

San Francisco, CA 94108

Attn: James I. Healy

Sofinnova Venture Principals V, L.P.

140 Geary Street, 10th Floor

San Francisco, CA 94108

Attn: James I. Healy

Alta California Partners III, L.P.

One Embarcadero Center, Suite 4050

San Francisco, CA 94111

Attn: Elaine Walker

Alta Embarcadero Partners III, LLC

One Embarcadero Center, Suite 4050

San Francisco, CA 94111

Attn: Elaine Walker

The Bay City Capital Fund III, L.P.

750 Battery Street

Suite 400

San Francisco, CA 94111

Attn: Kirby Bartlett

The Bay City Capital Fund III Co-Investment Fund, L.P.

750 Battery Street

Suite 400

San Francisco, CA 94111

Attn: Kirby Bartlett

2

Investor

Name and Address

CMEA Ventures Life Sciences 2000, L.P.

CMEA Ventures

One Embarcadero Center, Suite 3250

San Francisco, CA 94111

Attn: Meryl L. Schreibstein

CMEA Ventures Life Sciences 2000, Civil Law Partnership

CMEA Ventures

One Embarcadero Center, Suite 3250

San Francisco, CA 94111

Attn: Meryl L. Schreibstein

Versant Venture Capital I, L.P.

3000 Sand Hill Road

Building 1, Suite 260

Menlo Park, CA 94025

Versant Side Fund I, L.P.

3000 Sand Hill Road

Building 1, Suite 260

Menlo Park, CA 94025

Versant Affiliates Fund I-A, L.P.

3000 Sand Hill Road

Building 1, Suite 260

Menlo Park, CA 94025

Versant Affiliates Fund I-B, L.P.

3000 Sand Hill Road

Building 1, Suite 260

Menlo Park, CA 94025

Novartis BioVentures Ltd.

c/o Novartis International Pharmaceutical Ltd.

Hurst Holme, 12 Trott Road,

Hamilton HM 11, Bermuda

Attn: Alex Hofer

GBS Venture Partners Limited in its capacity as Trustee of the GBS BioVentures II fund, or its nominee

Harley House

Level 5

71 Collins Street

Melbourne, VIC 3000

Australia

Perpetual Corporate Trust Ltd. in its capacity as Trustee of the Australian Bioscience Trust, or its nominee

Level 11

123 Pitt Street

Sydney NSW 2000

Coates Myer IIF Fund (or its nominee being a company or fund affiliated directly or indirectly with Coates Myer & Company Pty Ltd or its shareholders)

c/o Coates Myer & Company Pty Ltd (ACN 066 426 515)

Level 2

167 Eagle Street

Brisbane Qld Australia 4000

Peter Schultz

1650 La Jolla Rancho Road

La Jolla, CA 92037

3

Investor

Name and Address

Isy Goldwasser, Trustee of the Amangani Trust UDT dated July 19, 2001

580 Arastradero Road, #505

Palo Alto, CA 94306-3947

Richard Lerner and Nicola G. Lerner, Trustees or Successor Trustee, of the Lerner Family Trust U/A/D 11/14/94

7750 East Roseland Drive

La Jolla, CA 92037-4015

Trefoil S.A.

Cay House

PO Box N7776, Lyford Cay

New Providence, Bahamas

Attn: Joseph C. Lewis

The Australian National University

Acton, ACT 0200

Australia

Attn: Investment Manager

HEWM/VLG Investments, LLC

275 Middlefield Road Menlo Park, CA 94025

Attn: Mark A. Royer, Fund Manager

City National Bank, Trustee Heller Ehrman White & McAuliffe (HEWM) MPP/PSP FBO Stephen Ferruolo

225 Broadway, Fifth Floor

San Diego, CA 92101

Attn: Mary Jo Topp

Allan Bradley

Wellcome Trust Genome Campus

Hinxton, England, UK CB 101 SA

IRM LLC

c/o Novartis International

Pharmaceutical Ltd.

Hurst Holme, 12 Trott Road

Hamilton HM 11

Bermuda

The Denise M. Gilbert Revocable Trust

5 Woodfern

Portola Valley, CA 94028

4